UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2021

CareClix Holdings, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-55987	20-1801530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1270 N. Wickham Road, Suite 13-1019

Melbourne, FL 32935

(Address of principal executive offices) (zip code)

(844) 726-6965

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item1.01 Entry into a Material Definitive Agreement.

On December 22, 2021, CareClix Holdings, Inc. (“the Company” or “SOLI”) and Life On Earth, Inc. (“LFER”) executed a Stock Purchase Agreement (“SPA”), effective as of December 17, 2022. A copy of the SPA, without Schedules, is attached to this Current Report as Exhibit 10.

Under the terms of the SPA, LFER will acquire the following subsidiaries of the Company

1)       CareClix Services, Incs, a Florida corporation

2)       CareClix, Inc., a Virginia corporation

3)       MyCareClix Inc., a Florida corporation

4)       CareClix RPM, Inc., a Florida corporation

At Closing, in consideration for the purchase of the designated subsidiaries of SOLI , LFER will issue directly to SOLI shareholders, (i) 50,000,000 common shares of LFER to certain designated SOLI shareholders, (to be scheduled at and as part of Closing) on the basis of one LFER common share for each common share of SOLI outstanding at Closing (ii) to SOLI designated shareholders, (to be scheduled at and as part of Closing) one non-voting convertible preferred share of LFER for each 100 common shares of SOLI held by such designated shareholders of SOLI outstanding at Closing), with convertibility of the preferred shares to equal 100 shares of LFER common stock for each share of such preferred stock; with conversion occurring automatically when LFER’s Articles of Incorporation have been amended to authorize sufficient common shares; and, (iii) 4,000,000 shares of Series A voting preferred stock to the current majority shareholder of the Company as part of the consideration at Closing.

As part of the Closing of the transaction, LIFER will register the common and convertible preferred shares to be issued to the SOLI shareholders and the Closing will be completed when the registration statement is declared effective by the SEC. Pending final Closing, SOLI and LFER will complete the operational changes under a management agreement effective December 31, 2021 so that the CareClix subsidiaries and LFER can begin acting as a unit pending the effective date of the S-4 registration statement and issuance by LFER of the agreed consideration. Following the final Closing, there will be no affiliation, as shareholder, debtor, creditor or otherwise, between SOLI and LFER

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

9(a) Financial statements of businesses or funds acquired. The financial statements of the four CareClix subsidiaries to be acquired by LFER are currently being restated to a fiscal year ending May 28 from their current calendar year reporting to conform to the fiscal year of LFER, and then will be audited for the fiscal years ended May 28, 2019, 2020 and 2021. These audited financial statements will be included in the LFER Form 2-4 to be filed as well as the required disclosures following Closing of the Transaction.

9(d) Exhibits.

Exhibit 10. Stock Purchase Agreement effective December 17, 2021

104. Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2021	CareClix Holdings, Inc.

By:	/s/ Charles O. Scott
Name: Charles O. Scott
Title: CEO